UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material under § 240.14a-12

MEDALLIA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which the transaction applies:
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The following are social media posts issued by Medallia, Inc. in connection with its pending acquisition by affiliates of Thoma Bravo, L.P.

LinkedIn

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Exciting news: Medallia has entered into a definitive agreement to be acquired by @Thoma_Bravo in a transaction that will provide us with added resources and greater flexibility to build on the strong foundation we’ve established. We have always been motivated by the belief that where we are today isn’t nearly as exciting as where we’ll be tomorrow – we’re incredibly enthusiastic for this next phase of Medallia’s evolution as a private company.

Learn more about our next chapter here: LINK TO PRESS RELEASE

Twitter

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Medallia is beginning the next phase of its evolution! We’ve agreed to be acquired by @thomabravo in a transaction that will help us build on our innovation leadership and expand our customer impact. Read more here: LINK TO PRESS RELEASE

•	With @thomabravo’s support, Medallia will be even better equipped to capture the significant opportunities ahead and usher in a new stage of creating great experiences. LINK TO PRESS RELEASE

Facebook

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At Medallia, we’re committed to constantly evolving to meet the needs of our customers – today, we’re taking another important step to do so. We’ve agreed to be acquired by Thoma Bravo in a transaction that will help us build on our strong foundation and begin our next phase of differentiated growth.

Learn more about our next chapter as a private company here: LINK TO PRESS RELEASE

Instagram

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We’re excited to share that we’re beginning the next phase of Medallia’s evolution: we’ve agreed to be acquired by Thoma Bravo! With their support, we’ll be even better equipped to create great experiences and meet our customers’ dynamic needs.

Head to the link in our bio to read more about this announcement and our plans for our next chapter as a private company. LINK TO PRESS RELEASE

Additional Information and Where to Find It

Medallia, Inc. (“Medallia”) its directors and certain executive officers are participants in the solicitation of proxies from shareholders in connection with the pending acquisition of Medallia (the “Transaction”). Medallia plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction.

Robert Bernshtyn, Mitchell K. Dauerman, Borge Hald, Leslie J. Kilgore, Douglas M. Leone, Stanley J. Meresman, Amy E. Pressman, Leslie J. Stretch, Steven C. Walske and James D. White, all of whom are members of Medallia’s Board of Directors, and Roxanne M. Oulman, who is Medallia’s Chief Financial Officer, are participants in Medallia’s solicitation. Other than Ms. Pressman and Messrs. Hald and Leone, none of such participants owns in excess of 1% of Medallia’s common stock. Ms. Pressman and Mr. Hald may each be deemed to own approximately 2% of Medallia’s common stock. Mr. Leone may be deemed to own approximately 1% of Medallia’s common stock, and is affiliated with investment funds owning an additional approximately 28% of Medallia’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Medallia’s definitive proxy statement for its 2021 Annual Meeting of Shareholders (the “2021 Proxy Statement”), which was filed with the SEC on April 13, 2021. To the extent that holdings of Medallia’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Medallia will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SHAREHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MEDALLIA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Medallia with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Medallia’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Medallia with the SEC in connection with the Transaction will also be available, free of charge, at Medallia’s investor relations website (https://investor.medallia.com) or by writing to Medallia, Inc., Attention: Investor Relations, 575 Market Street, Suite 1850, San Francisco, California 94105.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by Medallia’s Board of Directors in approving the Transaction; and expectations for Medallia following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of Medallia’s assumptions prove incorrect, Medallia’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from Medallia’s shareholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Medallia’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that Medallia files with the SEC, including Medallia’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and Quarterly Report on Form 10-Q filed with the SEC on June 4, 2021, each of which may be obtained on the investor relations section of Medallia’s website (https://investor.medallia.com). All forward-looking statements in this communication are based on information available to Medallia as of the date of this communication, and Medallia does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.